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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 20, 2007

                               HILAND PARTNERS, LP
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             (Exact name of registrant as specified in its charter)

            DELAWARE                   000-51120               71-0972724
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

          205 W. Maple, Suite 1100, Enid, OK                     73701
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       (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (580) 242-6040


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 2.02 AND 7.01: RESULTS OF OPERATIONS AND FINANCIAL CONDITION; REGULATION FD DISCLOSURE

On February 20, 2007 the Registrant released its financial results for the fourth quarter of 2006.

A copy of the Registrant's press release announcing the financial results is attached as Exhibit 99.1 to this current report on Form 8-K.

THE FOLLOWING INFORMATION IS FURNISHED PURSUANT TO ITEM 2.02, "RESULTS OF OPERATIONS AND FINANCIAL CONDITION, AND ITEM 7.01 "REGULATION FD DISCLOSURE," AND SHALL NOT BE DEEMED "FILED" FOR PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR OTHERWISE SUBJECT TO THE LIABILITIES OF THAT SECTION.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

     99.1   Press Release issued by Hiland Partners LP on February 20, 2007.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  HILAND PARTNERS, LP
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                                                  (Registrant)

                                                  By: Hiland Partners GP, LLC,
                                                      its general partner

Date:  February 20, 2007

                                                      /s/ KEN MAPLES
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                                                      Ken Maples
                                                      Chief Financial Officer,
                                                      Vice President-Finance and
                                                      Secretary